                    UNITED INVESTORS LIFE INSURANCE COMPANY


   Supplement dated October 16, 2000 to the Prospectus dated May 1, 2000 for:

      .  Advantage I Variable Life Policy

      .  Advantage II Deferred Variable Annuity Policy

      .  Advantage Plus Variable Life Policy

      .  Advantage Gold Deferred Variable Annuity Policy

The following information supplements and supersedes any contrary information contained in the Prospectus or Statement of Additional Information:

Effective October 16, 2000, the name of Target/United Funds, Inc. is changed to "W&R Target Funds, Inc." Accordingly, the above Prospectus is amended to (1) delete "Target/United Funds, Inc." and (2) substitute "W&R Target Funds, Inc."

Also effective October 16, 2000, the name of the Income Portfolio is changed to "Core Equity Portfolio." Accordingly, the above Prospectus is amended to (1) delete "Income Portfolio" and (2) substitute "Core Equity Portfolio."

The following language replaces the "Investment Objective and Certain Policies" for the Income Portfolio:

            Portfolio      Investment Objective and Certain Policies
            ---------      -----------------------------------------

            Core Equity    Core Equity Portfolio's goals are to provide capital
                           growth and income. The Portfolio seeks to achieve its goals by primarily investing, during normal market conditions, in common stocks of large, high-quality
                           U.S. and foreign companies with dominant market positions in their industries and with a record of paying regular dividends on common stock or with the potential for capital appreciation. There is no guarantee that the Portfolio will achieve its goals.

Please keep this Supplement with your Prospectus dated May 1, 2000 for the Advantage I Variable Life Policy, Advantage II Deferred Variable Annuity Policy, Advantage Plus Variable Life Policy or Advantage Gold Deferred Variable Annuity Policy.

Form U-1544, Ed. 10/00